UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     October 28, 2004

LSB Financial Corp.

(Exact name of registrant as specified in its charter)

Indiana	0-25070	35-1934975
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

101 Main Street, Lafayette, Indiana	47902
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 742-1064

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  Results of Operation and Financial Condition

            On October 28, 2004, the Registrant issued their second quarter 2004 earnings results and payment of a cash dividend. The press release is attached to this report as Exhibit 99.1, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LSB FINANCIAL CORP.

Date: October 29, 2004	By: /s/ Mary Jo David Mary Jo David, Treasurer (Principal Financial and Accounting Officer)

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EXHIBIT INDEX
Exhibit No.	Description
99.1	Press Release Dated October 28, 2004.